UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):         April 20, 2011

INSITUFORM TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-10786	13-3032158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17988 Edison Avenue, Chesterfield, Missouri	63005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number,
including area code                              (636) 530-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07          Submission of Matters to a Vote of Security Holders

Insituform Technologies, Inc. (the “Company”) held its 2011 Annual Meeting (the “Annual Meeting”) of Stockholders on April 20, 2011.  Six proposals were submitted to the Company’s stockholders at the Annual Meeting.  The proposals are described in detail in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 18, 2011.  The final results for the votes regarding each proposal are set forth below.

1.           The stockholders elected eight directors to the Company’s Board of Directors to hold office for a one-year term until the annual meeting of stockholders in 2012 or until their successors are duly elected and qualified.  The votes regarding this proposal were as follows:

Director	Votes For	Votes Withheld
J. Joseph Burgess	28,978,938	564,696
Stephen P. Cortinovis	28,964,448	579,186
Stephanie A. Cuskley	29,156,022	387,612
John P. Dubinsky	29,158,197	385,437
Charles R. Gordon	29,159,727	383,907
Juanita H. Hinshaw	28,821,322	722,312
M. Richard Smith	29,129,825	413,809
Alfred L. Woods	28,956,277	587,357

2.           The stockholders approved adoption of the 2011 Non-Employee Director Equity Plan.  The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
27,451,622	2,013,717	78,295	2,778,780

3.           The stockholders approved adoption of the 2011 Executive Performance Plan.  The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
28,828,376	645,934	69,324	2,778,780

            4.           The stockholders approved an advisory resolution relating to executive compensation.  The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
29,169,810	234,278	139,546	2,778,780

            5.        The Company’s stockholders indicated their preference for the advisory vote on executive compensation to be held annually. The votes regarding this proposal were as follows:

One Year:	Two Years	Three Years	Abstain	Broker Non-Votes
25,888,007	266,768	3,207,432	8,506	2,951,701

6.           The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the year ending December 31, 2011.  The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
31,808,897	422,881	90,636	0

In light of the voting results with respect to the frequency of stockholder votes on executive compensation, the Company’s Board of Directors has decided that the Company will hold an annual advisory vote on the compensation of named executive officers until the next required vote on the frequency of stockholder votes on the compensation of executives. The Company is required to hold votes on frequency every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSITUFORM TECHNOLOGIES, INC.

By:	/s/ David F. Morris
David F. Morris
Senior Vice President, General Counsel
and Chief Administrative Officer

Date:  April 22, 2011